I, Jeff Lorenzen, certify that:

The undersigned, the Principal Executive and Vice-President of the Vintage Mutual Funds, Inc., with respect to the Form N-CSR for the period ending September 30, 2007 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

     (a) the form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (b) the information contained in the form NCSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 6, 2007

/s/ Jeff Lorenzen
-------------------------------------
Jeff Lorenzen
Principal Executive and President



I, Amy M. Mitchell, certify that:

The undersigned, the Chief Financial officer and Treasurer of the Vintage Mutual Funds, Inc., with respect to the Form N-CSR for the period ending September 30, 2007 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

     (a) the form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (b) the information contained in the form NCSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 6, 2007

/s/ Amy M. Mitchell
-----------------------------------
Amy M. Mitchell
CFO and Treasurer